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EXHIBIT 10.104

FIRST AMENDMENT TO THE
CANO PETROLEUM, INC.
NONQUALIFIED STOCK OPTION AGREEMENT

        This FIRST AMENDMENT (the "Amendment") to the Nonqualified Stock Option Agreement (the "Agreement") dated December 28, 2006, is hereby made and entered as of the 28th day of June, 2007 by and between Cano Petroleum, Inc., a Delaware corporation (the "Company") and James Dale Underwood (the "Participant"). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

        WHEREAS, Section 24 of the Agreement provides that the parties to the Agreement may change or modify the Agreement in a writing signed by the parties; and

        WHEREAS, the parties desire to amend the Agreement's vesting provisions to reflect changes made by the Compensation Committee of Cano Petroleum, Inc. and the Board of Directors, on June 28, 2007 and the Participant's resignation as a director in good standing from the Board of Directors on June 28, 2007.

        NOW THEREFORE, pursuant to Section 24 of the Agreement, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

  1.
  Sections 3 and 4 of the Agreement shall be amended in their entirety to read as follows:

  3.
  and 4. Vesting; Time of Exercise. 100% of the total Optioned Shares vested immediately upon the Participant's resignation and the Stock Option is exercisable for an extended period of Twenty-Four (24) months from the date of resignation with the exercise period ending at 5 p.m. on June 28, 2009.

  2.
  Section 27.a. of the Agreement shall be amended to read as follows:

    a.
    Notice to the Company shall be addressed and delivered as follows:

        Cano Petroleum, Inc.
        Burnett Plaza
        801 Cherry Street
        Suite 3200, Unit 25
        Fort Worth, TX 76102
        Attn: Corporate Secretary

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

CANO PETROLEUM, INC.
By:	/s/ MORRIS B. SMITH
Name:	Morris B. Smith
Title:	Senior Vice President and Chief Financial Officer

PARTICIPANT
By:	/s/ JAMES DALE UNDERWOOD
Name:	JAMES DALE UNDERWOOD

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FIRST AMENDMENT TO THE CANO PETROLEUM, INC. NONQUALIFIED STOCK OPTION AGREEMENT